CONTINGENT LIABILITIES (Details)	12 Months Ended
Dec. 31, 2017
Disclosure of contingent liabilities [abstract]
Manitoba mining properties, reason for non-disclosure	Agrium has substantially completed the investigation phase of remediation and is currently in discussions with the Province of Manitoba regarding remedial alternatives selection. Concurrence and approval from the Province of a remedial design are expected within the next 12 to 36 months. For this matter, we have not disclosed information about the amount accrued for site remediation because disclosure of such information would seriously prejudice our position in discussions with the Province. There were no significant developments in 2017.